Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

The Company evaluated all events or transactions that occurred after June 30, 2017 up through the date these financial statements were issued. Other than as disclosed elsewhere in the notes to the condensed consolidated financial statements and below, the Company did not have any material recognizable or unrecognizable subsequent events.

On August 7, 2017, the Company, SELLAS, Holdings I, Holdings II and Merger Sub entered into the Merger Agreement pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into SELLAS, and the separate existence of Merger Sub shall cease and SELLAS will continue its corporate existence as the surviving company. As a result of the Proposed Merger SELLAS will become a wholly-owned indirect subsidiary of Galena.

If the Proposed Merger is completed, under the terms of the Merger Agreement, at the Effective Time, (a) each outstanding share of SELLAS (excluding shares held by Galena, Merger Sub or SELLAS and dissenting shares) will be converted into the right to receive shares of Galena Common Stock based on an exchange ratio specified in the Merger Agreement and (b) each outstanding SELLAS stock option and restricted stock unit award will be assumed by Galena. No fractional shares will be issued in connection with the Merger and Galena will pay cash in lieu of any such fractional shares. Immediately following the Effective Time, (a) Galena stockholders immediately prior to the Effective Time are expected to own approximately 32.5% of the aggregate number of shares of Galena Common Stock, (b) SELLAS shareholders immediately prior to the Effective Time are expected to own approximately 67.5% of the aggregate number of shares of Galena Common Stock, each calculated on a fully-diluted basis for the combined company, except for the exclusion of 2,556,851 out-of-the money Galena warrants. Though the allocation percentage between SELLAS and Galena will remain the same, both SELLAS and Galena are subject to dilution from (i) any shares of Galena Common Stock issued in connection with a potential third party financing that SELLAS has consented to, and (ii) Galena Common Stock underlying certain Galena warrants (other than the warrants outstanding as of immediately prior to the Effective Time that were issued by Galena under the Warrant Agreement dated February 13, 2017). Upon closing of the Merger, the name of the combined company will become SELLAS Life Sciences Group, Inc. and shares of the combined company are expected to continue trading on the NASDAQ Capital Market under a new the ticker symbol, SLS.

The Merger Agreement contains certain termination rights for both Galena and SELLAS, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $750,000, or in some circumstances reimburse the other party’s expenses up to a maximum of $100,000.

17. Subsequent Events

The Company evaluated all events or transactions that occurred after December 31, 2016 up through the date these financial statements were issued. Other than as disclosed elsewhere in the notes to the condensed consolidated financial statements, the Company did not have any material recognizable or unrecognizable subsequent events.